UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2018

GRIFFON CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware             1-06620         11-1893410
(State or Other Jurisdiction      (Commission (I.R.S. Employer
of Incorporation)          File Number) Identification Number)

712 Fifth Avenue, 18th Floor
New York, New York                       10019
(Address of Principal Executive Offices)         (Zip Code)

(212) 957-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

On November 14, 2018 Griffon Corporation (the “Registrant”) issued a press release announcing the Registrant’s financial results for the fiscal fourth quarter and year ended September 30, 2018. A copy of the Registrant’s press release is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

(d)     Exhibits.

99.1 Press Release, dated November 14, 2018

The information filed as an exhibit to this Form 8-K is being furnished in accordance with Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFON CORPORATION

By: /s/ Brian G. Harris
    Brian G. Harris
Senior Vice President and
Chief Financial Officer

Date: November 14, 2018

Exhibit Index

99.1	Press release, dated November 14, 2018